As filed with the SEC on ____________.                Registration No.  33-61079

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                        POST-EFFECTIVE AMENDMENT NO. 2 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                  ------------

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                                 (800) 445-4571
          (Address and telephone number of principal executive offices)

                                  ------------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                  ------------


Prudential Survivorship Preferred Variable Appreciable Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.


It is proposed that this filing will become effective (check appropriate space):

      |_| immediately upon filing pursuant to paragraph (b) of Rule 485


      |X| on May 1, 1997 pursuant to paragraph (b) of Rule 485
             -----------
              (date)


      |_| 60 days after filing pursuant to paragraph (a) of Rule 485

      |_| on ___________ pursuant to paragraph (a) of Rule 485
              (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
       1.               Cover Page

       2.               Cover Page

       3.               Not Applicable

       4.               Sale of the Contract and Sales Commissions

       5.               The Prudential Variable Appreciable Account

       6.               The Prudential Variable Appreciable Account

       7.               Not Applicable

       8.               Not Applicable

       9.               Litigation

      10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Type of Insurance Amount; Changing the Type of Insurance Amount; Premiums; Contract Date; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's
                        Cash Surrender Value Will Vary; How a Fixed Insurance Amount Contract's Death Benefit Will Vary; How a Variable Insurance Amount Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

      11. Brief Description of the Contract; The Prudential Variable Appreciable Account

      12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

      13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions; Reduction of Charges for Concurrent Sales to Several Individuals

      14. Brief Description of the Contract; Requirements for Issuance of a Contract

      15. Brief Description of the Contract; Allocation of Premiums; Transfers; The Fixed-Rate Option

      16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

      17.               When Proceeds are Paid

      18.               The Prudential Variable Appreciable Account

      19.               Reports to Contract Owners

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
      20.               Not Applicable

      21.               Contract Loans

      22.               Not Applicable

      23.               Not Applicable

      24.               Other General Contract Provisions

      25.               The Prudential Insurance Company of America

      26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

      27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

      28. The Prudential Insurance Company of America; Directors and Officers

      29.               The Prudential Insurance Company of America

      30.               Not Applicable

      31.               Not Applicable

      32.               Not Applicable

      33.               Not Applicable

      34.               Not Applicable

      35.               The Prudential Insurance Company of America

      36.               Not Applicable

      37.               Not Applicable

      38.               Sale of the Contract and Sales Commissions

      39.               Sale of the Contract and Sales Commissions

      40.               Not Applicable

      41.               Sale of the Contract and Sales Commissions

      42.               Not Applicable

      43.               Not Applicable

      44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Fixed Insurance Amount Contract's Death Benefit Will Vary; How a Variable Insurance Amount Contract's Death Benefit Will Vary

      45.               Not Applicable

      46. Brief Description of the Contract; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

      47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

      48.               Not Applicable

      49.               Not Applicable

      50.               Not Applicable

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
      51.               Not Applicable

      52.               Substitution of Series Fund Shares

      53.               Tax Treatment of Contract Benefits

      54.               Not Applicable

      55.               Not Applicable

      56.               Not Applicable

      57.               Not Applicable

      58.               Not Applicable


      59. Financial Statements; Financial Statements of The Prudential Variable Appreciable Account; Statutory Financial Statements of The Prudential Insurance Company of America

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


MAY 1, 1997


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
SURVIVORSHIP PREFERRED(R)

This prospectus describes a flexible premium survivorship variable universal life insurance contract offered by The Prudential Insurance Company of America under the name PRUDENTIAL SURVIVORSHIP PREFERRED(R) (the "Contract"). The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death as long as the Contract is in force.

Purchasers have considerable flexibility as to when and in what amounts they pay premiums. Subject to an initial premium, you can pay premium amounts as desired, so long as sufficient money is in the Contract Fund to cover all charges. If there is insufficient money in the Contract Fund, the Contract may lapse without value.

There are two insurance amount types available. One type generally remains fixed in the amount initially selected, the other will vary daily with the investment performance of the investment options you select. For each type, there are two premium levels which, if paid, provide death benefit guarantees.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of fifteen available subaccounts of The Prudential Variable Appreciable Account:

o  MONEY MARKET
o  DIVERSIFIED BOND
o  GOVERNMENT INCOME
o  ZERO COUPON BOND 2000
o  ZERO COUPON BOND 2005
o  CONSERVATIVE BALANCED
o  FLEXIBLE MANAGED
o  HIGH YIELD BOND
o  STOCK INDEX
o  EQUITY INCOME
o  EQUITY
o  PRUDENTIAL JENNISON
o  SMALL CAPITALIZATION STOCK
o  GLOBAL
o  NATURAL RESOURCES


each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. Or, they can be allocated to a FIXED-RATE OPTION. Other subaccounts and portfolios may be added in the future. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives of and the risks of investing in the portfolios. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Prudential in its sole discretion but never less than an effective annual rate of 4%. This prospectus describes the Contract generally and The Prudential Variable Appreciable Account.



THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, A NEW POLICY SUPPLEMENTING THE EXISTING POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   Prudential Plaza

                             Newark, New Jersey 07102-3777
                               Telephone: (800) 778-5510



*PRUDENTIAL SURVIVORSHIP PREFERRED is a registered mark of Prudential.
SVUL-1 Ed 5-97    Catalog # 64M631J

                               PROSPECTUS CONTENTS

                                                                            PAGE

DEFINITIONS OF SPECIAL TERMS USED  IN THIS PROSPECTUS ......................   1

BRIEF DESCRIPTION OF THE CONTRACT ..........................................   2

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE
    ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
      CONTRACT .............................................................   5
    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ............................   5
    THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT ............................   5
    THE PRUDENTIAL SERIES FUND, INC ........................................   6
    WHICH INVESTMENT OPTION SHOULD BE SELECTED? ............................   7

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS .......................   7
    REQUIREMENTS FOR ISSUANCE OF A CONTRACT ................................   7
    SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ...........................   7
    TYPE OF INSURANCE AMOUNT ...............................................   8
    CHANGING THE TYPE OF INSURANCE AMOUNT ..................................  10
    PREMIUMS ...............................................................  10
    DEATH BENEFIT GUARANTEE ................................................  11
    CONTRACT DATE ..........................................................  13
    ALLOCATION OF PREMIUMS .................................................  13
    TRANSFERS ..............................................................  14
    DOLLAR COST AVERAGING ..................................................  15
    AUTO-REBALANCING .......................................................  15
    CHARGES AND EXPENSES ...................................................  15
    HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY ........................  19
    HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY ........  19
    HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY .....  20
    PARTICIPATION IN DIVISIBLE SURPLUS .....................................  21
    SURRENDER OF A CONTRACT ................................................  22
    WITHDRAWALS ............................................................  22
    DECREASES IN BASIC INSURANCE AMOUNT ....................................  22
    WHEN PROCEEDS ARE PAID .................................................  23
    ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
      ACCUMULATED PREMIUMS .................................................  23
    CONTRACT LOANS .........................................................  25
    SALE OF THE CONTRACT AND SALES COMMISSIONS .............................  26
    TAX TREATMENT OF CONTRACT BENEFITS .....................................  26
    WITHHOLDING ............................................................  28
    LAPSE AND REINSTATEMENT ................................................  29
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ....  29
    OTHER GENERAL CONTRACT PROVISIONS ......................................  30
    RIDERS .................................................................  30
    THE FIXED-RATE OPTION ..................................................  31
    VOTING RIGHTS ..........................................................  32
    SUBSTITUTION OF SERIES FUND SHARES .....................................  33
    REPORTS TO CONTRACT OWNERS .............................................  33
    STATE REGULATION .......................................................  33
    EXPERTS ................................................................  33
    LITIGATION .............................................................  34
    ADDITIONAL INFORMATION .................................................  34
    FINANCIAL STATEMENTS ...................................................  35

DIRECTORS AND OFFICERS OF PRUDENTIAL .......................................  36

                                                                            PAGE

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT ........  A1


STATUTORY FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
    COMPANY OF AMERICA .....................................................  B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ACCUMULATED NET PAYMENTS--the actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make accumulated at an effective annual rate of 4%.

ATTAINED AGE--An insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT--The amount of life insurance as shown in the Contract. Also known as the face amount.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt.

CONTRACT--The Prudential Survivorship Preferred policy described in this prospectus.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT--The principal amount of all outstanding loans plus any interest accrued thereon.

CONTRACT FUND--The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, and the principal amount of any Contract debt.

CONTRACT MONTH--A month that starts on the Monthly date.

CONTRACT OWNER--You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT--The amount payable to the beneficiary upon the second death of two insureds.

FACE AMOUNT--See basic insurance amount.


FIXED-RATE OPTION--An investment option under which Prudential guarantees that interest will be added to the amount invested at a rate declared periodically in advance.


INSURANCE AMOUNT--the amount we will pay upon the second death of two insureds before reduction by any Contract debt and amounts needed to pay charges through the date of death.

ISSUE AGE--An insured's age as of the Contract date.

MONTHLY DATE--The Contract date and the same date in each subsequent month.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--Us, we, Prudential. The company offering the Contract.


THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.


SUBACCOUNT--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

WE-- The Prudential Insurance Company of America.

YOU--the owner[s] of the Contract.

                        BRIEF DESCRIPTION OF THE CONTRACT

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus.


The PRUDENTIAL SURVIVORSHIP PREFERRED Contract (referred to from now on as the "Contract") is a flexible premium variable universal life insurance policy. It is issued and sold by The Prudential Insurance Company of America ("Prudential"). The Contract provides life insurance coverage, with a death benefit payable upon the second death of two insureds. A significant element of the Contract is the Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Prudential has established a separate account, like a separate division within the Company, called The Prudential Variable Appreciable Account (from now on, the "Account"). You may choose to have premiums, after the deduction of certain charges (described below), invested into any one or more of the fifteen available subaccounts of the Account.

The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor.

o The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds.

o The DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities.


o The GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government Securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government.

o The two ZERO COUPON BOND PORTFOLIOS -- 2000 AND 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons.

o The CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation.


o The FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

o The HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds.
o The STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

o The EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index.
o     The EQUITY PORTFOLIO is invested primarily in common stocks.

o The PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects.
o The SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization.

o The GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers.

o The NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource.

Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 6 and in the attached prospectus for the Series Fund.

You have an additional option which is regulated differently from the other 15 because it is not an investment company registered under the Investment Company Act of 1940. This is a FIXED-RATE OPTION that increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest.

Thus your Contract Fund value changes every day depending upon the change in the value of the particular portfolios (or fixed-rate option) that you have selected for the investment of your Contract Fund.

Although the selection of any of the subaccounts offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 7. If you select the fixed-rate option, you are credited with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. These charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES, on page
15. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which may be made:

            -----------------------------------------------------------
                  DEDUCTIONS FROM PREMIUM PAYMENTS

            o A charge of up to 7.5% is deducted for any taxes attributable to premiums. In Oregon this is called a premium based administrative charge.

            o A charge for sales expenses is deducted (this charge depends upon the Contract year and the amount paid during that year and disappears after the twentieth year).
            -----------------------------------------------------------

--------------------------------------------------------------------------------
                                  DAILY CHARGES
o     Management fees and expenses are deducted from the assets of the Series
      Fund.
o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MONTHLY CHARGES
o The Contract Fund is reduced by a monthly administrative charge of up to $7.50 per Contract and $0.07 per $1,000 of basic insurance amount in the first Contract year; for Contract years after the first, the $0.07 per $1,000 portion of the charge drops to $0.01 per $1,000 of basic insurance amount.
o     A cost of insurance ("COI") charge is deducted.
o The Contract Fund is reduced by a Death Benefit Guarantee risk charge of up to $0.01 per $1,000 of the basic insurance amount.
o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders
o If the rating class of an insured results in an extra charge, that charge will be deducted from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ADDITIONAL CHARGES
o An administrative processing charge of up to $25 is made in connection with any withdrawals.
o Although no such charge is currently being made, we reserve the right to charge up to $25 for each decrease in basic insurance amount.
o An administrative processing charge of up to $25 will be made for each transfer exceeding twelve in any Contract year.
--------------------------------------------------------------------------------

There are two types of death benefit available. You may choose a Contract with a fixed insurance amount under which the cash surrender value varies daily with investment experience, and the basic insurance amount chosen by you at the outset does not change. However, the Contract Fund may grow to a point where the insurance amount may increase and vary with investment experience. If you choose a Contract with a variable insurance amount, the cash surrender value and the insurance amount both vary with investment experience. For either type of insurance amount, as long as the Contract is in force, the insurance amount will never be less than the basic insurance amount shown in your Contract.
See TYPE OF INSURANCE AMOUNT, page 8.


The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, the timing and amount of premium payments is discretionary and the Contract will remain in force provided that the Contract Fund is sufficient to cover the charges. However, if the premiums you pay on an accumulated basis are high enough, and Contract debt does not exceed the Contract Fund, Prudential guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. There are two guarantees available, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See PREMIUMS, page 10, DEATH BENEFIT GUARANTEE, page 11 and LAPSE AND REINSTATEMENT, page 29.

While you decide when to make premium payments and, subject to a $25 minimum, in what amounts, we do offer and suggest regular billing of premiums. When applying for the Contract, you should discuss with your Prudential representative if you would like to be billed, how frequently and for what amount. See PREMIUMS, page 10.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 7.

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between the owner and Prudential and should be retained.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.


                    GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                  PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND
                    THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. We are licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.



Prudential's statutory financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.



The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. The Account's financial statements begin on page A1.


Currently, you may invest in one or a combination of fifteen available subaccounts within the Account, each of which invests in a single corresponding portfolio of The Prudential Series Fund, Inc. Additional subaccounts may be added in the future.

THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.



Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.



As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. See DEDUCTIONS FROM PORTFOLIOS, page 17.


It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF

ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return, although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios.



You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. Prudential does recommend AGAINST frequent transfers among the several investment options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                            DETAILED INFORMATION FOR
                           PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


The minimum basic insurance amount that can be applied for is $250,000. The Contract may be issued on two insureds each between the ages of 20 and 85. Before issuing any Contract, Prudential requires evidence of insurability on each insured which may include a medical examination. Non-smokers are offered the most favorable cost of insurance rates. A higher cost of insurance rate and/or additional charge is charged if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the

Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.


TYPE OF INSURANCE AMOUNT


You may select either a fixed or a variable insurance amount. Generally, a Contract with a fixed insurance amount has an insurance amount equal to the basic insurance amount. The death benefit of this type does not vary with the investment performance of the investment options selected by you, except in certain circumstances. See HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 19. Favorable investment results of the variable investment options to which the assets related to the Contract are allocated and payment of additional premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 19.


A Contract with a variable insurance amount has an insurance amount which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a component of the insurance amount, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Contract with a fixed insurance amount. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Contract with a variable insurance amount will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 19 and HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 20. Unfavorable investment performance will result in decreases in the insurance amount and in the cash surrender value. But, as long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing an insurance amount type, you should also consider whether you intend to use the withdrawal feature. Purchasers of Contracts with a fixed insurance amount should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 22.

Here are two examples of how the death benefit and cash surrender values may vary for Contracts with fixed and variable insurance amounts. The graphs are based on the same assumptions as the illustrations shown on pages T-1 through T-4. Specifically, a Contract with a basic insurance amount of $1,000,000 has been issued on the lives of a 55 year old male and a 50 year old female, both non-smokers, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract. The first chart assumes that the target premium amount (see PREMIUMS, page 10) is paid on each Contract anniversary, no loans are taken, current charges will continue for the indefinite future, and there is a uniform gross annual rate of return of 8%. The second chart makes the same assumptions, except that it assumes that the maximum charges permitted by the Contract are made.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                          CURRENT CONTRACTUAL CHARGES

              FIXED INSURANCE AMT.                  VARIABLE INSURANCE AMT.
        --------------------------------       ---------------------------------
                           CASH SURRENDER                         CASH SURRENDER
        DEATH BENEFIT          VALUE           DEATH BENEFIT          VALUE
END OF  -------------      --------------      -------------      --------------
POLICY    8% GROSS           8% GROSS            8% GROSS           8% GROSS
 YEAR    (6.57% NET)        (6.57% NET)         (6.57% NET)        (6.57% NET)
------   -----------        -----------         -----------        -----------
   1         1000000               7474             1007474               7474
   2         1000000              19183             1019182              19182
   3         1000000              31628             1031625              31625
   4         1000000              44850             1044841              44841
   5         1000000              58891             1058872              58872
   6         1000000              73793             1073756              73756
   7         1000000              89601             1089534              89534
   8         1000000             106360             1106244             106244
   9         1000000             124116             1123925             123925
  10         1000000             142916             1142615             142615
  11         1000000             162812             1162350             162350
  12         1000000             183852             1183163             183163
  13         1000000             206091             1205082             205082
  14         1000000             229582             1228134             228134
  15         1000000             254383             1252336             252336
  16         1000000             280554             1277700             277700
  17         1000000             308160             1304229             304229
  18         1000000             337272             1331919             331919
  19         1000000             367967             1360750             360750
  20         1000000             400326             1390680             390680
  21         1000000             435411             1422611             422611
  22         1000000             472421             1455537             455537
  23         1000000             511476             1489325             489325
  24         1000000             552723             1523800             523800
  25         1037416             596216             1558731             558731
  26         1090714             641597             1593834             593834
  27         1136687             688901             1628767             628767
  28         1188210             738019             1663120             663120
  29         1261443             788402             1696397             696397
  30         1278704             841253             1728027             728027
  31         1343114             895409             1757365             757365
  32         1379916             951666             1783715             783715
  33         1433504            1009510             1806316             806316
  34         1495914            1068510             1824375             824375
  35         1536476            1129762             1837071             837071
  36         1586747            1193043             1843572             843572
  37         1647814            1257873             1843010             843010
  38         1720465            1323435             1834497             834497
  39         1755208            1393022             1817112             817112
  40         1816755            1465125             1789916             789916
  41         1879057            1540211             1751932             751932
  42         1942646            1618872             1702155             702155
  43         2022802            1699834             1639532             639532
  44         2089162            1785608             1562969             562969
  45         2158767            1877188             1471304             471304
  46         2203441            1949948             1256245             256245
  47         2266449            2060408             1131438             131438
  48         2337620            2184691                   0                  0
  49         2457114            2318032                   0                  0
  50         2564781            2466136                   0                  0


  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                           MAXIMUM CONTRACTUAL CHARGES

              FIXED INSURANCE AMT.                  VARIABLE INSURANCE AMT.
        --------------------------------       ---------------------------------
                           CASH SURRENDER                         CASH SURRENDER
        DEATH BENEFIT          VALUE           DEATH BENEFIT          VALUE
END OF  -------------      --------------      -------------      --------------
POLICY    8% GROSS           8% GROSS            8% GROSS           8% GROSS
 YEAR    (6.57% NET)        (6.57% NET)         (6.57% NET)        (6.57% NET)
------   -----------        -----------         -----------        -----------
   1         1000000               6934             1006934               6934
   2         1000000              17886             1017883              17883
   3         1000000              29454             1029445              29445
   4         1000000              41658             1041633              41633
   5         1000000              54513             1054459              54459
   6         1000000              68035             1067929              67929
   7         1000000              82236             1082046              82046
   8         1000000              97127             1096807              96807
   9         1000000             112717             1112202             112202
  10         1000000             129005             1128207             128207
  11         1000000             145985             1144784             144784
  12         1000000             163639             1161874             161874
  13         1000000             181936             1179392             179392
  14         1000000             200825             1197215             197215
  15         1000000             220249             1215198             215198
  16         1000000             240142             1233163             233163
  17         1000000             260433             1250906             250906
  18         1000000             281045             1268185             268185
  19         1000000             301894             1284722             284722
  20         1000000             322878             1300178             300178
  21         1000000             344856             1315109             315109
  22         1000000             366771             1328096             328096
  23         1000000             388435             1338513             338513
  24         1000000             409633             1345618             345618
  25         1000000             430129             1348567             348567
  26         1000000             449672             1346421             346421
  27         1000000             468014             1338181             338181
  28         1000000             484889             1322771             322771
  29         1000000             499999             1299024             299024
  30         1000000             512982             1265649             265649
  31         1000000             523358             1221173             221173
  32         1000000             530487             1163914             163914
  33         1000000             533512             1091974              91974
  34         1000000             531326             1003356               3356
  35         1000000             522466                   0                  0
  36         1000000             504955                   0                  0
  37         1000000             476027                   0                  0
  38         1000000             431707                   0                  0
  39         1000000             366121                   0                  0
  40         1000000             270297                   0                  0
  41         1000000             130277                   0                  0
  42               0                  0                   0                  0
  43               0                  0                   0                  0
  44               0                  0                   0                  0
  45               0                  0                   0                  0
  46               0                  0                   0                  0
  47               0                  0                   0                  0
  48               0                  0                   0                  0
  49               0                  0                   0                  0
  50               0                  0                   0                  0

The way in which the cash surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.

CHANGING THE TYPE OF INSURANCE AMOUNT


Subject to Prudential's approval, you may change the type of insurance amount. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. There may be times when a change from one type of insurance amount to the other may be desirable. You should consult your Prudential representative from time to time about the choices available to you under the Contract.


If you are changing your Contract's type of insurance amount from fixed to variable, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a variable to a fixed insurance amount, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                             ---------------------------------------------------
                                  CHANGING THE               CHANGING THE
                                INSURANCE AMOUNT           INSURANCE AMOUNT
                                      FROM                       FROM
                               FIXED -> VARIABLE          VARIABLE -> FIXED
--------------------------------------------------------------------------------
     BASIC INSURANCE
          AMOUNT              $300,000 -> $250,000       $300,000 -> $350,000
      CONTRACT FUND            $50,000 = $50,000          $50,000 = $50,000
      DEATH BENEFIT*          $300,000 = $300,000        $350,000 = $350,000
--------------------------------------------------------------------------------
* assuming there is no Contract debt
--------------------------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Prudential representative or any of our offices. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may ask that you send us your Contract before making the change.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when you would like to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the insurance amount by more than it increases the Contract Fund. See HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY, page 20. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized, under the Internal Revenue Code, as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of "premium" which may help you understand how the Contract works.

MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under this Contract unless the minimum initial premium is paid.


GUIDELINE PREMIUMS -- these are the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force during the lifetime of the insureds regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Contract with a variable insurance amount than for a Contract with a fixed insurance amount. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the guideline premium.


TARGET PREMIUMS -- these are the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force during the Limited Death Benefit Guarantee period assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the target premium.

TARGET LEVEL PREMIUM -- For any Contract this is generally the target premium minus any premiums for single life riders or any premiums associated with aviation, avocation, occupational or temporary extras. We use the target level premium in calculating the sales load (as shown under ADJUSTMENTS TO PREMIUM PAYMENTS on your Contract's data pages). See CHARGES AND EXPENSES, page 15 and SALE OF THE CONTRACT AND SALES COMMISSIONS, page 26.

We can bill you for any amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in force if either the Contract Fund is sufficient to pay all charges or if you have paid sufficient premiums on an accumulated basis to meet the conditions of the Death Benefit Guarantee and Contract debt is not equal to or greater than the Contract Fund. You may also pay premiums automatically through pre-authorized transfers from a bank checking account. If you elect to use this feature, you choose the frequency (monthly, quarterly, semi-annually or annually) and the amount of premiums paid.

When you apply for the Contract, you should discuss with your Prudential representative how frequently you would like to be billed (if at all) and for what amount.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, payment of sufficient premium, on an accumulated basis, will guarantee that your policy will not lapse and a death benefit will be paid upon the second death of two insureds. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt never being equal to or greater than the Contract

Fund. See CONTRACT LOANS, page 25. You should consider the importance of the Death Benefit Guarantee to you when deciding on what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we calculate, and show in the Contract data pages, two sets of amounts - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they death benefits payable. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insureds' ages and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. After the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not exceed the Contract Fund, then the Contract is kept in force, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 10. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums (to the nearest dollar) along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insureds are a male and a female, both of the same age, both non-smokers, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

--------------------------------------------------------------------------------
                       BASIC INSURANCE AMOUNT -- $250,000
                          ILLUSTRATIVE ANNUAL PREMIUMS
--------------------------------------------------------------------------------
                                GUIDELINE PREMIUM             TARGET PREMIUM
   AGE OF        TYPE OF         CORRESPONDING TO          CORRESPONDING TO THE
  BOTH THE      INSURANCE              THE                LIMITED DEATH BENEFIT
  INSUREDS       AMOUNT           LIFETIME DEATH           GUARANTEE VALUES AND
  AT ISSUE       CHOSEN         BENEFIT GUARANTEE           NUMBER OF YEARS OF
                                      VALUES                    GUARANTEE
--------------------------------------------------------------------------------
     45           Fixed               $3,713               $2,218 for 39 years
     45         Variable             $13,906               $2,218 for 37 years
     55           Fixed               $5,581               $3,601 for 29 years
     55         Variable             $20,349               $3,601 for 27 years
     65           Fixed               $9,618               $7,212 for 22 years
     65         Variable             $30,787               $7,212 for 20 years
--------------------------------------------------------------------------------

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Prudential representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the guarantee. It may be preferable for you to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis if the death benefit guarantee is desired for lifetime protection. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

CONTRACT DATE


When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of the medical examination. If the first premium is not paid with the application, the Contract date will ordinarily be 2 or 3 days after the application is approved by Prudential so that it will coincide with the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be back-dated for the purpose of lowering one or both insureds' issue age[s], but only to a date not earlier than six months prior to the date of the application. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is back-dated, the minimum initial premium will be treated as if it were received on the back-dated Contract date and the current death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date and had all Contract charges been made.


ALLOCATION OF PREMIUMS


On the Contract date, the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) are deducted from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. To the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 15.



The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments (there is no charge for sales expenses after the twentieth Contract year); the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.


TRANSFERS

You may, up to twelve times in each Contract year, transfer amounts from one subaccount to another subaccount or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding twelve in any Contract year. All or a portion of the amount credited to a subaccount may be transferred.


Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned (see ASSIGNMENT, page 30), depending on the terms of the assignment.


We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s].


Only one transfer from the fixed rate option will be permitted during the Contract year and the maximum amount which may be transferred out of the fixed rate option each year is the greater of (a) 25% of the amount in the fixed rate option; and (b) $2,000. These limits are subject to change in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).


DOLLAR COST AVERAGING

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly, quarterly, semi-annually or annually.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designated provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, there is no charge for using the Dollar Cost Averaging feature. We reserve the right to change the requirements or discontinue the feature.


AUTO-REBALANCING



As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.



Auto-Rebalancing can be performed on a monthly, quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the twelve free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.


CHARGES AND EXPENSES

The total amount invested at any time under the Contract (the "Contract Fund") consists of the sum of the amount credited to the subaccounts, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See CONTRACT LOANS, page 25. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a detailed description of each charge that is described briefly in the chart on page 4, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.


DEDUCTIONS FROM PREMIUM PAYMENTS


(a) A charge of up to 7.5% is deducted from each premium for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. That charge is currently made up of two parts. The first part is in an amount based on an average of state and local premium taxes. The current charge for this first part is 2.5% of the premium. The second part is for federal income taxes measured by premiums and it is currently equal to 1.25% of the premium. Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1996, Prudential deducted a total of approximately $223,950, in taxes attributable to premiums.



(b) A charge for sales expenses will be deducted from premium payments made during the first twenty Contract years. This charge, often called a sales load, is deducted to compensate us for things like the costs Prudential incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is expressed as a percentage of premium. The charge is equal to 30% of premiums paid in the first Contract year up to the amount of the target level premium (see PREMIUMS, page 10) and 4% of premiums paid in excess of the target level premium. For Contract years 2 through 20, the charge is equal to 7.5% of the premiums paid in each Contract year up to the target level premium and 4% of the premiums paid above the target level premium. Generally, if the average age of the insureds is 59 years or more, these charges may be reduced to comply with the requirements of certain provisions of the Investment Company Act of 1940 and rules adopted by the Securities and Exchange Commission. Depending upon state approval, this charge may be reduced on a non-discriminatory basis in conjunction with the exchange of a Prudential Survivorship Whole Life Contract for a PRUDENTIAL SURVIVORSHIP PREFERRED Contract on or before June 30, 1997.


      Paying less than the target level premium amount in the first Contract year or paying more than the target level premium amount in any Contract year could reduce your total sales load. For example, assume that a Contract has a target level premium of $12,097.49 and the Contract owner would like to pay ten target level premiums. If the Contract owner paid $24,194.98 (two times the amount of the target level premium in every other policy year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $9,677.99. If however, the Contract owner paid $12,097.49 in each of the first ten policy years, the total sales load would be $11,795.04.

      Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values.

      See DEATH BENEFIT GUARANTEE, page 11. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. During 1996, Prudential received a total of approximately $1,177,209, in sales charges.


DEDUCTIONS FROM PORTFOLIOS


An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income.
These expenses also vary from portfolio to portfolio.



The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:



--------------------------------------------------------------------------------
                           INVESTMENT      OTHER EXPENSES       TOTAL EXPENSES
PORTFOLIO                   ADVISORY       (after expense       (after expense
                              FEE          reimbursement)*      reimbursement)*
--------------------------------------------------------------------------------
MONEY MARKET                 0.40%              0.04%                0.44%
DIVERSIFIED BOND             0.40%              0.05%                0.45%
GOVERNMENT INCOME            0.40%              0.06%                0.46%
ZERO COUPON BOND 2000        0.40%              0.0%*                0.40%*
ZERO COUPON BOND 2005        0.40%              0.0%*                0.40%*
CONSERVATIVE BALANCED        0.55%              0.04%                0.59%
FLEXIBLE MANAGED             0.60%              0.04%                0.64%
HIGH YIELD BOND              0.55%              0.08%                0.63%
STOCK INDEX                  0.35%              0.05%                0.40%
EQUITY INCOME                0.40%              0.05%                0.45%
EQUITY                       0.45%              0.05%                0.50%
PRUDENTIAL JENNISON          0.60%              0.06%                0.66%
SMALL CAPITALIZATION STOCK   0.40%              0.16%                0.56%
GLOBAL                       0.75%              0.17%                0.92%
NATURAL RESOURCES            0.45%              0.07%                0.52%
--------------------------------------------------------------------------------



* FOR SOME OF THE PORTFOLIOS, THE ACTUAL EXPENSES WERE HIGHER THAN THOSE SHOWN IN THE SECOND AND THIRD COLUMNS. PRUDENTIAL, ON A NON-GUARANTEED BASIS, MAKES DAILY ADJUSTMENTS THAT WILL OFFSET THE EFFECT ON CONTRACT OWNERS OF SOME OF THESE EXPENSES TO ENSURE THAT THE PORTFOLIO EXPENSES INDIRECTLY BORNE BY A CONTRACT OWNER INVESTING IN THE ZERO COUPON BOND PORTFOLIOS WILL NOT EXCEED THE INVESTMENT MANAGEMENT FEE. WITHOUT SUCH ADJUSTMENTS THE PORTFOLIO EXPENSES INDIRECTLY BORNE BY A CONTRACT OWNER, EXPRESSED AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS BY PORTFOLIO, WOULD HAVE BEEN 0.52% FOR THE ZERO COUPON BOND 2000 AND 0.53% FOR THE ZERO COUPON BOND 2005 PORTFOLIOS DURING 1996. PRUDENTIAL DOES NOT INTEND TO DISCONTINUE THESE ADJUSTMENTS IN THE FUTURE, ALTHOUGH IT RETAINS THE RIGHT TO DO SO.


DAILY DEDUCTION FROM THE CONTRACT FUND

Each day a charge is deducted from the assets of each of the subaccounts (the "variable investment options") in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the

Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 1996, Prudential received a total of approximately $11,562, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.


MONTHLY DEDUCTIONS FROM CONTRACT FUND

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].


a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. In the first year, this charge consists of $5 per Contract plus $0.07 per $1,000 of basic insurance amount. In all subsequent years, this charge will be $5 per Contract. Prudential reserves the right, however, to increase these charges to $7.50 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $7.50 per Contract plus $0.01 per $1,000 of basic insurance amount in later years.



      For example, a Contract with a basic insurance amount of $250,000 would currently have a charge equal to $5 plus $17.50 for a total of $22.50 per month for the first Contract year and $5 per month in all later years. The maximum charge for this same Contract would be $7.50 plus $17.50 for a total of $25 per month during the first Contract year. In later years, the maximum charge would be $7.50 plus $2.50 for a total of $10 per month. During 1996, Prudential received a total of approximately $176,462, in monthly administrative charges.



b) A cost of insurance ("COI") charge is deducted. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund-- significantly larger if both insureds died in the early years of the Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's insurance amount exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon both insureds' current attained age, sex, smoking status, and extra rating class, if any.


      For current COI charges, we use rates that are generally lower than the maximum if both insureds are 36 years of age or older.


c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Prudential for the risk we assume by providing the Death Benefit Guarantee feature. See DEATH BENEFIT GUARANTEE, page 11. During 1996, Prudential received a total of approximately $24,457, for this risk charge.


d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

TRANSACTION CHARGES

(a) An administrative processing charge of $10 is made in connection with each withdrawal. We reserve the right to increase this charge up to $25 for each withdrawal.

b) No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for each decrease.

(c) An administrative processing charge of up to $25 will be made for each transfer exceeding 12 in any Contract year.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY


You may surrender the Contract for its net cash value. The Contract's cash surrender value on any date will be the Contract Fund, defined under CHARGES AND EXPENSES on page 15, reduced by any Contract debt. See CONTRACT LOANS, page 25. The Contract Fund value changes daily, reflecting increases or decreases in the value of the Series Fund portfolios in which the assets of the subaccount[s] have been invested, interest credited on any amounts allocated to the fixed-rate option, interest credited on any loan, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance.


The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see PREMIUMS, page 10), assuming hypothetical uniform investment results in the Series Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 23.

HOW A FIXED INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two types of the Contract, a fixed insurance amount and a variable insurance amount. The death benefit under a Contract with a variable insurance amount varies with investment performance while the death benefit under a Contract with a fixed insurance amount does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.


Under a Contract with a fixed insurance amount, the death benefit is equal to the basic insurance amount, reduced by any Contract debt. See CONTRACT LOANS, page 25. If the Contract is kept in force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Prudential will increase the insurance amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, assuming no Contract debt, the death benefit under a Contract with a fixed insurance amount will always be the greater of: (1) the basic insurance amount; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 fixed insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                             Fixed Insurance Amount
--------------------------------------------------------------------------------
              IF                                      THEN
--------------------------------------------------------------------------------
                                                  THE CONTRACT
      THE          AND THE           THE              FUND             AND THE
    YOUNGER        CONTRACT       ATTAINED        MULTIPLIED BY         DEATH
  INSURED IS       FUND IS       AGE FACTOR       THE ATTAINED       BENEFIT IS
      AGE                            IS           AGE FACTOR IS
--------------------------------------------------------------------------------
40                 $100,000          5.7             570,000         $1,000,000
40                 $200,000          5.7            1,140,000        $1,140,000*
40                 $300,000          5.7            1,710,000        $1,710,000*
--------------------------------------------------------------------------------
60                 $300,000          2.8             840,000         $1,000,000
60                 $400,000          2.8            1,120,000        $1,120,000*
60                 $600,000          2.8            1,680,000        $1,680,000*
--------------------------------------------------------------------------------
80                 $600,000          1.5             900,000         $1,000,000
80                 $700,000          1.5            1,050,000        $1,050,000*
80                 $800,000          1.5            1,200,000        $1,200,000*
--------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the insurance amount by more than it increases the Contract Fund.
--------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A VARIABLE INSURANCE AMOUNT CONTRACT'S DEATH BENEFIT WILL VARY

Under a Contract with a variable insurance amount, while the Contract is in force, the death benefit will never be less than the basic insurance amount reduced by any Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The insurance amount may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, assuming no Contract debt, the death benefit will always be the greater of: (1) the basic insurance amount plus the Contract Fund; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 variable insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                            Variable Insurance Amount
--------------------------------------------------------------------------------
              IF                                      THEN
--------------------------------------------------------------------------------
                                                  THE CONTRACT
      THE          AND THE           THE              FUND             AND THE
    YOUNGER        CONTRACT       ATTAINED        MULTIPLIED BY         DEATH
  INSURED IS       FUND IS       AGE FACTOR       THE ATTAINED       BENEFIT IS
      AGE                            IS           AGE FACTOR IS
--------------------------------------------------------------------------------
40                 $100,000          5.7             570,000         $1,100,000
40                 $200,000          5.7            1,140,000        $1,200,000
40                 $300,000          5.7            1,710,000        $1,710,000*
--------------------------------------------------------------------------------
60                 $300,000          2.8             840,000         $1,300,000
60                 $400,000          2.8            1,120,000        $1,400,000
60                 $600,000          2.8            1,680,000        $1,680,000*
--------------------------------------------------------------------------------
80                 $600,000          1.5             900,000         $1,600,000
80                 $700,000          1.5            1,050,000        $1,700,000
80                 $800,000          1.5            1,200,000        $1,800,000
--------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the insurance amount by more than it increases the Contract Fund.
--------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

PARTICIPATION IN DIVISIBLE SURPLUS


The Contract is eligible to be credited with part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, we do not expect to pay any dividends to Contract owners of the Contracts while they remain in force because favorable investment performance will be reflected in Contract values and because we intend, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

SURRENDER OF A CONTRACT


A Contract may be surrendered for its cash surrender value while one or both of the insureds is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.


WITHDRAWALS


Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The amount that you may withdraw is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the next monthly charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal equal to $10. Prudential, however, reserves the right to increase this charge up to $25. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.


Whenever a withdrawal is made, the insurance amount and therefore the death benefit payable will immediately be reduced by at least the amount of the withdrawal. For a Contract with a variable insurance amount, this will not change the basic insurance amount. However, under a Contract with a fixed insurance amount, the resulting reduction in insurance amount usually requires a reduction in the basic insurance amount. No withdrawal will be permitted under a Contract with a fixed insurance amount if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Before making any withdrawal which causes a decrease in insurance amount, you should consult with your Prudential representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the fee for the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.


Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Death Benefit Guarantee. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium. Therefore, withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 11.


DECREASES IN BASIC INSURANCE AMOUNT

As explained earlier, you may make a withdrawal (see WITHDRAWALS, above). You also have the additional option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 may be deducted. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

The minimum permissible decrease for your Contract is shown under CONTRACT LIMITATIONS in the data pages of your Contract. The basic insurance amount after the decrease may not be lower than the minimum basic insurance amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if at least one insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Before requesting any decrease in basic insurance amount, you should consult with your Prudential representative.

WHEN PROCEEDS ARE PAID


Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.



With respect to the amount of any cash surrender value allocated to the fixed-rate option, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume, first, that a Contract with a basic insurance amount of $1,000,000 has been bought by a 55 year old male and a 50 year old female, both non-smokers, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract. It is assumed that the target premium amount (see PREMIUMS, page 10) is paid on each Contract anniversary and that no loans are taken. The first table (page T1) assumes that a fixed insurance amount Contract has been purchased and the second table (page T2) assumes that a variable insurance amount Contract has been purchased. Both assume that the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except that it is assumed that the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 15.

Another assumption is that the Contract Fund has been invested in equal amounts in each of the 15 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values will change with investment experience.


The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects an average total annual expenses of the 15 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.43%, 2.57%, 6.57% and 10.57% respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Note that under the variable insurance amount Contract the death benefit changes to reflect investment returns, while under the fixed insurance amount Contract the death benefit increases only if the Contract Fund becomes sufficiently large that an increase in the death benefit is necessary in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. See TYPE OF INSURANCE AMOUNT, page 8.

Following these illustrations are two pages (pages T5 and T6) showing internal rates of return (commonly referred to as IRRs) associated with the cash values and death benefits shown on the preceding four pages. IRRs are often employed by insurance companies to provide some indication of the rate of return that may be thought of as earned upon your "investment" in the Contract (the aggregate premiums paid) if the Contract were surrendered or if the insureds were to die. The IRR on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the premiums illustrated on the preceding pages could have been invested to arrive at the death benefit of the Contract. The IRR on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the cash surrender value of the Contract. The IRRs on page T5 are based on the Contract values shown on pages T1 and T2. The IRRs on page T6 are based on the Contract values shown on pages T3 and T4.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 55 year old man and a 50 year old woman, may be useful for a 55 year old man and a 50 year old woman but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 10%.

                                  ILLUSTRATIONS
                                  -------------

                         VARIABLE SURVIVORSHIP CONTRACT
                             FIXED INSURANCE AMOUNT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                       DEATH BENEFIT (1)                                     CASH SURRENDER VALUE (1)
                       ------------------------------------------------------  -----------------------------------------------------
                              ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
           PREMIUMS                ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ACCUMULATED   ------------------------------------------------------  -----------------------------------------------------
POLICY  AT 4% INTEREST   0% GROSS      4% GROSS      8% GROSS     12% GROSS      0% GROSS     4% GROSS      8% GROSS     12% GROSS
 YEAR      PER YEAR    (-1.43% NET)   (2.57% NET)   (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)   (6.57% NET)  (10.57% NET)
------  -------------- ------------   -----------   -----------  ------------  ------------  -----------   -----------  ------------
   1     $   12,581     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $  6,877     $  7,175    $    7,474   $     7,773
   2     $   25,666     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 17,147     $ 18,153    $   19,183   $    20,237
   3     $   39,274     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 27,238     $ 29,380    $   31,628   $    33,985
   4     $   53,426     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 37,145     $ 40,855    $   44,850   $    49,145
   5     $   68,145     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 46,862     $ 52,577    $   58,891   $    65,858
   6     $   83,452     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 56,380     $ 64,538    $   73,793   $    84,275
   7     $   99,372     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 65,689     $ 76,734    $   89,601   $   104,567
   8     $  115,928     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 74,775     $ 89,154    $  106,360   $   126,917
   9     $  133,146     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 83,623     $101,787    $  124,116   $   151,529
  10     $  151,054     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $ 92,217     $114,618    $  142,916   $   178,627
  15     $  251,925     $1,000,000    $1,000,000    $1,000,000   $ 1,000,000      $130,524     $181,034    $  254,383   $   361,123
  20     $  374,650     $1,000,000    $1,000,000    $1,000,000   $ 1,330,583      $157,527     $248,053    $  400,326   $   655,460
  25     $  523,963     $1,000,000    $1,000,000    $1,037,416   $ 1,952,796      $168,145     $312,336    $  596,216   $ 1,122,297
  30     $  705,626     $1,000,000    $1,000,000    $1,278,704   $ 2,777,609      $134,129     $350,480    $  841,253   $ 1,827,374
  35     $  926,647     $        0(2) $1,000,000    $1,536,476   $ 3,879,020      $      0(2)  $320,874    $1,129,762   $ 2,852,220
  40     $1,195,553     $        0    $1,000,000    $1,816,755   $ 5,359,657      $      0     $130,390    $1,465,125   $ 4,322,304
  45     $1,522,718     $        0    $        0(2) $2,158,767   $ 7,474,942      $      0     $      0(2) $1,877,188   $ 6,499,950
  50     $1,920,764     $        0    $        0    $2,564,781   $10,464,513      $      0     $      0    $2,466,136   $10,062,031

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35.
    BASED ON A GROSS RETURN OF 4% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 42.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T1

                         VARIABLE SURVIVORSHIP CONTRACT
                            VARIABLE INSURANCE AMOUNT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                       DEATH BENEFIT (1)                                     CASH SURRENDER VALUE (1)
                       ------------------------------------------------------  -----------------------------------------------------
                              ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
           PREMIUMS                ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ACCUMULATED   ------------------------------------------------------  -----------------------------------------------------
POLICY  AT 4% INTEREST   0% GROSS      4% GROSS      8% GROSS     12% GROSS      0% GROSS     4% GROSS      8% GROSS     12% GROSS
 YEAR      PER YEAR    (-1.43% NET)   (2.57% NET)   (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)   (6.57% NET)  (10.57% NET)
------  -------------- ------------   -----------   -----------  ------------  ------------  -----------   -----------  ------------
   1     $   12,581     $1,006,877    $1,007,175    $1,007,474    $ 1,007,772     $  6,877     $  7,175    $   7,474    $    7,772
   2     $   25,666     $1,017,146    $1,018,152    $1,019,182    $ 1,020,236     $ 17,146     $ 18,152    $  19,182    $   20,236
   3     $   39,274     $1,027,235    $1,029,377    $1,031,625    $ 1,033,982     $ 27,235     $ 29,377    $  31,625    $   33,982
   4     $   53,426     $1,037,139    $1,040,848    $1,044,841    $ 1,049,136     $ 37,139     $ 40,848    $  44,841    $   49,136
   5     $   68,145     $1,046,848    $1,052,560    $1,058,872    $ 1,065,836     $ 46,848     $ 52,560    $  58,872    $   65,836
   6     $   83,452     $1,056,353    $1,064,506    $1,073,756    $ 1,084,232     $ 56,353     $ 64,506    $  73,756    $   84,232
   7     $   99,372     $1,065,641    $1,076,677    $1,089,534    $ 1,104,486     $ 65,641     $ 76,677    $  89,534    $  104,486
   8     $  115,928     $1,074,697    $1,089,058    $1,106,244    $ 1,126,775     $ 74,697     $ 89,058    $ 106,244    $  126,775
   9     $  133,146     $1,083,502    $1,101,634    $1,123,925    $ 1,151,291     $ 83,502     $101,634    $ 123,925    $  151,291
  10     $  151,054     $1,092,034    $1,114,383    $1,142,615    $ 1,178,242     $ 92,034     $114,383    $ 142,615    $  178,242
  15     $  251,925     $1,129,550    $1,179,627    $1,252,336    $ 1,358,132     $129,550     $179,627    $ 252,336    $  358,132
  20     $  374,650     $1,154,007    $1,242,273    $1,390,680    $ 1,641,814     $154,007     $242,273    $ 390,680    $  641,814
  25     $  523,963     $1,157,933    $1,292,976    $1,558,731    $ 2,086,722     $157,933     $292,976    $ 558,731    $1,086,722
  30     $  705,626     $1,109,844    $1,293,999    $1,728,027    $ 2,754,825     $109,844     $293,999    $ 728,027    $1,754,825
  35     $  926,647     $        0(2) $1,182,049    $1,837,071    $ 3,724,412     $      0(2)  $182,049    $ 837,071    $2,724,412
  40     $1,195,553     $        0    $        0(2) $1,789,916    $ 5,111,724     $      0     $      0(2) $ 789,916    $4,111,724
  45     $1,522,718     $        0    $        0    $1,471,304    $ 7,132,746     $      0     $      0    $ 471,304    $6,132,746
  50     $1,920,764     $        0    $        0    $        0(2) $10,041,256     $      0     $      0    $       0(2) $9,041,256

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35.
    BASED ON A GROSS RETURN OF 4% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 39.
    BASED ON A GROSS RETURN OF 8% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 48.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T2

                         VARIABLE SURVIVORSHIP CONTRACT
                             FIXED INSURANCE AMOUNT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                       DEATH BENEFIT (1)                                     CASH SURRENDER VALUE (1)
                       ------------------------------------------------------  -----------------------------------------------------
                              ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
           PREMIUMS                ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ACCUMULATED   ------------------------------------------------------  -----------------------------------------------------
POLICY  AT 4% INTEREST   0% GROSS      4% GROSS      8% GROSS     12% GROSS      0% GROSS     4% GROSS      8% GROSS     12% GROSS
 YEAR      PER YEAR    (-1.43% NET)   (2.57% NET)   (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)   (6.57% NET)  (10.57% NET)
------  -------------- ------------   -----------   -----------  ------------  ------------  -----------   -----------  ------------
   1     $   12,581     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $  6,376     $  6,655     $  6,934    $    7,214
   2     $   25,666     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 15,977     $ 16,920     $ 17,886    $   18,874
   3     $   39,274     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 25,342     $ 27,349     $ 29,454    $   31,663
   4     $   53,426     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 34,453     $ 37,922     $ 41,658    $   45,676
   5     $   68,145     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 43,286     $ 48,618     $ 54,513    $   61,020
   6     $   83,452     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 51,818     $ 59,413     $ 68,035    $   77,806
   7     $   99,372     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 60,019     $ 70,275     $ 82,236    $   96,159
   8     $  115,928     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 67,857     $ 81,172     $ 97,127    $  116,213
   9     $  133,146     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 75,294     $ 92,063     $112,717    $  138,116
  10     $  151,054     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $ 82,284     $102,898     $129,005    $  162,025
  15     $  251,925     $1,000,000    $1,000,000    $1,000,000    $1,000,000      $107,935     $153,493     $220,249    $  318,110
  20     $  374,650     $1,000,000    $1,000,000    $1,000,000    $1,133,204      $106,371     $185,759     $322,878    $  558,229
  25     $  523,963     $1,000,000    $1,000,000    $1,000,000    $1,580,366      $ 51,569     $173,183     $430,129    $  908,257
  30     $  705,626     $1,000,000    $1,000,000    $1,000,000    $2,075,570      $      0     $ 29,987     $512,982    $1,365,506
  35     $  926,647     $        0(2) $        0(2) $1,000,000    $2,623,752      $      0(2)  $      0(2)  $522,466    $1,929,229
  40     $1,195,553     $        0    $        0    $1,000,000    $3,245,899      $      0     $      0     $270,297    $2,617,661
  45     $1,522,718     $        0    $        0    $        0(2) $4,028,616      $      0     $      0     $      0(2) $3,503,145
  50     $1,920,764     $        0    $        0    $        0    $5,009,257      $      0     $      0     $      0    $4,816,593

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0% THE CONTRACT FUND WOULD GO TO ZERO IN YEAR 27, BUT BECAUSE THE TARGET PREMIUM IS BEING PAID, THE CONTRACT IS KEPT INFORCE THROUGH THE LIMITED DEATH BENEFIT GUARANTEE PERIOD OF 32 YEARS. THE CONTRACT WOULD BE IN DEFAULT AT THE BEGINNING OF YEAR 33. BASED ON A GROSS RETURN OF 4% THE CONTRACT FUND WOULD GO TO ZERO IN YEAR 31, BUT BECAUSE THE TARGET PREMIUM IS BEING PAID, THE CONTRACT IS KEPT INFORCE THROUGH THE LIMITED DEATH BENEFIT GUARANTEE PERIOD OF 32 YEARS. THE CONTRACT WOULD BE IN DEFAULT AT THE BEGINNING OF YEAR 33. BASED ON A GROSS RETURN OF 8% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 42.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T3

                         VARIABLE SURVIVORSHIP CONTRACT
                            VARIABLE INSURANCE AMOUNT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                       DEATH BENEFIT (1)                                     CASH SURRENDER VALUE (1)
                       ------------------------------------------------------  -----------------------------------------------------
                              ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
           PREMIUMS                ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ACCUMULATED   ------------------------------------------------------  -----------------------------------------------------
POLICY  AT 4% INTEREST   0% GROSS      4% GROSS      8% GROSS     12% GROSS      0% GROSS     4% GROSS      8% GROSS     12% GROSS
 YEAR      PER YEAR    (-1.43% NET)   (2.57% NET)   (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)   (6.57% NET)  (10.57% NET)
------  -------------- ------------   -----------   -----------  ------------  ------------  -----------   -----------  ------------
   1     $   12,581     $1,006,376    $1,006,655    $1,006,934    $1,007,213      $  6,376     $  6,655    $  6,934    $    7,213
   2     $   25,666     $1,015,975    $1,016,918    $1,017,883    $1,018,872      $ 15,975     $ 16,918    $ 17,883    $   18,872
   3     $   39,274     $1,025,335    $1,027,340    $1,029,445    $1,031,653      $ 25,335     $ 27,340    $ 29,445    $   31,653
   4     $   53,426     $1,034,433    $1,037,899    $1,041,633    $1,045,649      $ 34,433     $ 37,899    $ 41,633    $   45,649
   5     $   68,145     $1,043,244    $1,048,571    $1,054,459    $1,060,958      $ 43,244     $ 48,571    $ 54,459    $   60,958
   6     $   83,452     $1,051,739    $1,059,322    $1,067,929    $1,077,683      $ 51,739     $ 59,322    $ 67,929    $   77,683
   7     $   99,372     $1,059,885    $1,070,116    $1,082,046    $1,095,934      $ 59,885     $ 70,116    $ 82,046    $   95,934
   8     $  115,928     $1,067,643    $1,080,910    $1,096,807    $1,115,823      $ 67,643     $ 80,910    $ 96,807    $  115,823
   9     $  133,146     $1,074,967    $1,091,652    $1,112,202    $1,137,472      $ 74,967     $ 91,652    $112,202    $  137,472
  10     $  151,054     $1,081,802    $1,102,277    $1,128,207    $1,161,000      $ 81,802     $102,277    $128,207    $  161,000
  15     $  251,925     $1,105,592    $1,150,061    $1,215,198    $1,310,659      $105,592     $150,061    $215,198    $  310,659
  20     $  374,650     $1,098,733    $1,172,628    $1,300,178    $1,520,239      $ 98,733     $172,628    $300,178    $  520,239
  25     $  523,963     $1,034,810    $1,135,476    $1,348,567    $1,792,113      $ 34,810     $135,476    $348,567    $  792,113
  30     $  705,626     $1,000,000(2) $1,000,000(2) $1,265,649    $2,078,253      $      0(2)  $      0(2) $265,649    $1,078,253
  35     $  926,647     $        0    $        0    $        0(2) $2,272,080      $      0     $      0    $      0(2) $1,272,080
  40     $1,195,553     $        0    $        0    $        0    $2,168,575      $      0     $      0    $      0    $1,168,575
  45     $1,522,718     $        0    $        0    $        0    $1,376,838      $      0     $      0    $      0    $  376,838
  50     $1,920,764     $        0    $        0    $        0    $        0(2)   $      0     $      0    $      0    $        0(2)

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0% THE CONTRACT FUND WOULD GO TO ZERO IN YEAR 27, BUT BECAUSE THE TARGET PREMIUM IS BEING PAID, THE CONTRACT IS KEPT INFORCE THROUGH THE LIMITED DEATH BENEFIT GUARANTEE PERIOD OF 30 YEARS. THE CONTRACT WOULD BE IN DEFAULT AT THE BEGINNING OF YEAR 31. BASED ON A GROSS RETURN OF 4% THE CONTRACT FUND WOULD GO TO ZERO IN YEAR 30, BUT BECAUSE THE TARGET PREMIUM IS BEING PAID, THE CONTRACT IS KEPT INFORCE THROUGH THE LIMITED DEATH BENEFIT GUARANTEE PERIOD OF 30 YEARS. THE CONTRACT WOULD BE IN DEFAULT AT THE BEGINNING OF YEAR 31. BASED ON A GROSS RETURN OF 8% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35. BASED ON A GROSS RETURN OF 12% THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 47.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T4

                            INTERNAL RATES OF RETURN
                            ------------------------

                         VARIABLE SURVIVORSHIP CONTRACT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

FIXED INSURANCE AMOUNT

                INTERNAL RATES OF RETURN ON DEATH (1)               INTERNAL RATES OF RETURN ON SURRENDER (1)
         ----------------------------------------------------  ----------------------------------------------------
                ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                     ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ----------------------------------------------------  ----------------------------------------------------
POLICY     0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
 YEAR    (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)
------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    5         114.17%      114.17%      114.17%       114.17%        -8.39%       -4.64%       -0.90%         2.84%
   10          37.02%       37.02%       37.02%        37.02%        -5.01%       -0.99%        3.00%         6.97%
   15          19.51%       19.51%       19.51%        19.51%        -4.25%       -0.03%        4.11%         8.20%
   20          12.19%       12.19%       12.19%        14.45%        -4.30%        0.23%        4.58%         8.76%
   25           8.29%        8.29%        8.52%        12.47%        -4.89%        0.24%        4.88%         9.03%
   30           5.92%        5.92%        7.23%        11.19%        -7.55%       -0.23%        4.98%         9.08%
   35                (2)     4.36%        6.32%        10.30%              (2)    -1.61%        4.92%         9.01%
   40                        3.26%        5.65%         9.66%                     -8.25%        4.81%         8.89%
   45                             (2)     5.21%         9.23%                           (2)     4.73%         8.79%
   50                                     4.89%         8.92%                                   4.77%         8.81%

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35.
    BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 42.

VARIABLE INSURANCE AMOUNT

                INTERNAL RATES OF RETURN ON DEATH (1)               INTERNAL RATES OF RETURN ON SURRENDER (1)
         ----------------------------------------------------  ----------------------------------------------------
                ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                     ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ----------------------------------------------------  ----------------------------------------------------
POLICY     0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
 YEAR    (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)
------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    5         116.49%      116.77%      117.08%       117.41%        -8.40%       -4.65%       -0.91%         2.83%
   10          38.58%       38.94%       39.39%        39.93%        -5.05%       -1.03%        2.97%         6.94%
   15          20.83%       21.30%       21.95%        22.83%        -4.35%       -0.13%        4.01%         8.10%
   20          13.33%       13.91%       14.80%        16.10%        -4.54%        0.01%        4.36%         8.58%
   25           9.22%        9.92%       11.08%        12.88%        -5.47%       -0.25%        4.44%         8.82%
   30           6.48%        7.29%        8.79%        11.15%        -9.47%       -1.40%        4.17%         8.87%
   35                (2)     5.13%        7.11%        10.13%              (2)    -5.39%        3.51%         8.81%
   40                             (2)     5.60%         9.49%                           (2)     2.25%         8.70%
   45                                     3.87%         9.08%                                  -0.64%         8.61%
   50                                          (2)      8.81%                                        (2)      8.52%

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35.
    BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 39.
    BASED ON A GROSS RETURN OF 8%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 48.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T5

                            INTERNAL RATES OF RETURN
                            ------------------------

                         VARIABLE SURVIVORSHIP CONTRACT
                           MALE PREFERRED ISSUE AGE 55
                          FEMALE PREFERRED ISSUE AGE 50
                            $ 1,000,000 DEATH BENEFIT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

FIXED INSURANCE AMOUNT

                INTERNAL RATES OF RETURN ON DEATH (1)               INTERNAL RATES OF RETURN ON SURRENDER (1)
         ----------------------------------------------------  ----------------------------------------------------
                ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                     ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ----------------------------------------------------  ----------------------------------------------------
POLICY     0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
 YEAR    (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)
------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    5         114.17%      114.17%      114.17%       114.17%       -10.96%       -7.20%       -3.45%         0.29%
   10          37.02%       37.02%       37.02%        37.02%        -7.15%       -2.97%        1.16%         5.24%
   15          19.51%       19.51%       19.51%        19.51%        -6.83%       -2.13%        2.38%         6.74%
   20          12.19%       12.19%       12.19%        13.18%        -8.71%       -2.60%        2.67%         7.42%
   25           8.29%        8.29%        8.29%        11.17%       -18.92%       -4.63%        2.61%         7.67%
   30           5.92%        5.92%        5.92%         9.73%         0.00%      -28.75%        2.14%         7.58%
   35                (2)          (2)     4.36%         8.65%              (2)          (2)     1.13%         7.32%
   40                                     3.26%         7.84%                                  -3.12%         7.04%
   45                                          (2)      7.27%                                        (2)      6.82%
   50                                                   6.85%                                                 6.74%

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33.
    BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33.
    BASED ON A GROSS RETURN OF 8%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 42.

VARIABLE INSURANCE AMOUNT

                INTERNAL RATES OF RETURN ON DEATH (1)               INTERNAL RATES OF RETURN ON SURRENDER (1)
         ----------------------------------------------------  ----------------------------------------------------
                ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                     ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF   ----------------------------------------------------  ----------------------------------------------------
POLICY     0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
 YEAR    (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)  (-1.43% NET)  (2.57% NET)  (6.57% NET)  (10.57% NET)
------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
    5         116.32%      116.58%      116.86%       117.18%       -10.99%       -7.23%       -3.48%         0.25%
   10          38.41%       38.75%       39.16%        39.67%        -7.27%       -3.08%        1.05%         5.13%
   15          20.60%       21.03%       21.63%        22.45%        -7.14%       -2.42%        2.10%         6.46%
   20          12.94%       13.46%       14.27%        15.50%        -9.61%       -3.35%        2.01%         6.83%
   25           8.51%        9.10%       10.18%        11.95%       -25.78%       -6.94%        1.07%         6.78%
   30           5.92%        5.92%        7.18%         9.73%         0.00%        0.00%       -2.10%         6.33%
   35                (2)          (2)          (2)      8.03%              (2)          (2)          (2)      5.47%
   40                                                   6.33%                                                 3.90%
   45                                                   3.63%                                                -1.70%
   50                                                        (2)                                                   (2)

(1) ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 31.
    BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT
    IN POLICY YEAR 31.
    BASED ON A GROSS RETURN OF 8%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 35.
    BASED ON A GROSS RETURN OF 12%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 47.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY THE PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T6

CONTRACT LOANS


You may borrow from Prudential an amount up to the current "loan value" of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time will equal 100% of the fixed-rate option and 90% of the variable subaccounts provided the Contract is not in default. A Contract in default has no loan value.


Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the tenth Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider is to be zero. Only new loans borrowed after the tenth Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 26 and LAPSE AND REINSTATEMENT, page 29.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. Therefore, the net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

As long as Contract debt does not equal or exceed the Contract Fund, a loan will not affect the Death Benefit Guarantee. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the insurance amount or Contract Fund to calculate the death benefit or the cash surrender value, as applicable. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

As stated above, any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the insurance amount to determine the death benefit payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation of your most recent premium payment, plus interest credits accrued on the loan since the last transaction date. We will not increase the portion of the Contract Fund allocated to the investment options by loan interest that is paid before we make it part of the loan. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Generally, representatives will receive a commission of no more than 50% of the premiums received in the first year on premiums up to the target level premium (see PREMIUMS, page 10), no more than 4% commission on premiums received in the first year in excess of the target level premium, no more than 4% of premiums received in years two through ten, and no more than 2% of premiums received thereafter. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.




TAX TREATMENT OF CONTRACT BENEFITS


Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.


TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)


Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991. The mortality charges assumed for risks under the Contract do not comply with the proposed regulations. In this regard, the proposed regulations preclude the assumption of the industry's standard mortality table for survivorship life insurance policies and do not provide for the use of the substandard mortality risk assumptions used for the Contract. Consequently, if such regulations were finalized in their current form, the Contract may not qualify as life insurance for federal tax purposes or may be classified as a Modified Endowment Contract. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under
Section 817(d) relating to the definition of a variable contract.


Prudential intends to comply with final regulations or rulings issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.


PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

      1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

            A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

            Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

            Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax. However, there is some risk the Internal Revenue Service might assert the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.


      2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums in excess of the 7-pay premiums allowed under Section 7702A are paid or a decrease in the insurance amount is made (or a rider removed). Moreover, the addition of a rider or the increase in the basic insurance amount after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps, particularly a withdrawal that would reduce the basic insurance amount, should first consult a qualified tax advisor and their Prudential representative.

            If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans, assignment and pledges are includible in income to the extent that the Contract Fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the two year period prior to the Contract becoming a Modified Endowment Contract.

            In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

            Under certain circumstances, multiple Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING


The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations, if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Prudential will provide the Contract owner with forms and instructions concerning the right to elect that no taxes be withheld from the taxable portion of any payment. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to payments to non-resident aliens.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under
Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under sections 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The recently enacted Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT


On each Monthly date, we will determine the value of the Contract Fund. If the Contract Fund is zero or less, the Contract is in default unless it remains in force under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 11. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Prudential will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses and ends without value with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.


A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) both insureds are alive or if one insured is alive and the Contract ended without value after the death of the other insured; (2) you must provide renewed evidence of insurability on any insured who was living when the Contract went into default; and (3) submission of certain payments sufficient to bring the Contract up to date and cover all charges and deductions for the next three months. The date of reinstatement will be the beginning of the Contract month that coincides with the or next follows the date we approve your request. All required charges will be deducted from your payment and the balance will be placed into your Contract Fund.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND
BENEFITS


The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with male mortality rates to such prospective purchasers.


OTHER GENERAL CONTRACT PROVISIONS


ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we received a copy at one of our Home Offices.


BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the second insured to die do so with no surviving beneficiary, that insured's estate will become the beneficiary, unless someone other than the insureds owned the Contract. In that case, we will make the Contract owner or the Contract owner's estate the beneficiary.


INCONTESTABILITY. After the Contract has been in force during the lifetime of both insureds for 2 years from the Contract date or, with respect to any change in the Contract that requires Prudential's approval and could increase its liability, after the change has been in effect during at least one insured's lifetime for 2 years from the effective date of the change, assuming enough premium has been paid to cover the required charges, Prudential will not contest its liability under the Contract in accordance with its terms.



MISSTATEMENT OF AGE OR SEX. If an insured's stated age or sex or both are incorrect in the Contract, Prudential will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at that insured's correct age and sex.


SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

SIMULTANEOUS DEATH. If both insureds die while the Contract is in force and we find there is lack of sufficient evidence that they died other than simultaneously, we will assume that the older insured died first.


SUICIDE EXCLUSION. Generally, if either insured, whether sane or insane, dies by suicide within 2 years from the Contract date, the Contract will end and Prudential will return the premiums paid, less any Contract debt, and less any withdrawals. If there is a surviving insured, Prudential will make a new contract available to that insured. The amount of coverage, issue age, contract date, and underwriting classification will be the same as when this Contract was issued.


RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.


One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. Another pays an additional amount if a specified insured dies within a stated number of years. If the two insureds are not family members (i.e. husband/wife or parent/child), charges for these single life riders will be treated as pre-death distributions from the Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.


THE FIXED-RATE OPTION


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.



As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year. At that time a new crediting rate will be declared that will remain in effect for one year. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than an effective annual rate of 4%, although in our sole discretion we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.


Transfers from the fixed-rate option may be subject to strict limits. (See TRANSFERS, page 14). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 23).

VOTING RIGHTS


As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.


Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.


The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.



Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.



Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each year you will be sent a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. Currently we intend to provide three quarterly reports (in addition to the year-end statement) which provide abbreviated information pertinent to your own Contract.


You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.


STATE REGULATION


Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.



Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.


In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for the year ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



The financial statements included in this prospectus for the years ended December 31, 1995 and December 31, 1994 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.



On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.



Actuarial matters included in this prospectus have been examined by Andy Mirchuk, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.



Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.



In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.



Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.



Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.



Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Prudential's office. The address and telephone number are set forth on the cover of this prospectus.


FINANCIAL STATEMENTS


The statutory financial statements of Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW. Director. -- Business Consultant. Address: USX Tower, Suite 660, 600 Grant Street, Pittsburgh, PA 15219.

FREDERIC K. BECKER, Director. -- President, Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director.--Vice Chairman, Bell Atlantic Corporation since 1995; 1993 to 1995: President, Bell Atlantic Corporation; Prior to 1993: President, New Jersey Bell. Address: 1310 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--National and International Health Care Advisor, Ernst & Young LLP. Address: 1225 Connecticut Avenue, NW, Washington, DC 20036.

ROGER A. ENRICO, Director.--Chairman and Chief Executive Officer, Pepsico Inc. since 1996; Vice Chairman, Pepsico, Inc., from 1993 to 1996; Chairman and Chief Executive Officer, Pepsi Co. Worldwide Food, from 1991 to 1993. Address: 14841 North Dallas Parkway, Dallas, TX 75240.

ALLAN D. GILMOUR, Director.--Former Vice Chairman, Ford Motor Company. Address:
Prudential Plaza, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, The College Fund/UNCF. Address: 8260 Willow Oaks Corporate Drive, Fairfax, VA 22031.

JON F. HANSON, Director.--Chairman, Hampshire Management Company. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director.--Chairman and Chief Executive Officer, Owens Corning. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; 1991 to 1992: Assistant to the President and Director of Presidential Personnel, U.S. Government. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.

GAYNOR N. KELLEY, Director.--Retired Chairman and Chief Executive Officer, The Perkin Elmer Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director.--Professor, Princeton University. Address:
Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ
08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman, President, and Chief Executive Officer, Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102- 3777.

IDA F. S. SCHMERTZ, Director.--Principal, Investment Strategies International since 1994; Prior to 1994: Senior Vice President of Corporate Affairs, American Express Company. Address: 90 Riverside Dr., New York, NY 10024.

CHARLES R. SITTER, Director.--Former President, Exxon Corporation. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1995; Prior to 1995: President and Chief Executive Officer, Continental Grain Company. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director.--Chairman and Chief Executive Officer, Unisys Corporation. Address: P.O. Box 500, Blue Bell, PA 19424-0001.

P. ROY VAGELOS, M.D., Director.--Former Chairman and Chief Executive Officer, Merck & Co., Inc. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director.--Attorney, Picco Herbert Kennedy (law firm).
Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Business Consultant since 1996; Prior to 1996:
Chairman, Wolfensohn & Co., Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Director, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies.
Address: One Williams Center, Tulsa, OK 74172.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller.--Senior Vice President and Chief Financial Officer of Prudential Investment Company.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   97,754,363  $  116,426,677  $1,061,732,578  $1,137,587,038  $  918,503,799
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   95,829,772  $  116,230,392  $1,060,371,790  $1,137,482,708  $  918,784,473
  Equity of The Prudential Insurance Company of
    America.......................................       1,924,591         196,285       1,360,788         104,330        (280,674)
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   97,754,363  $  116,426,677  $1,061,732,578  $1,137,587,038  $  918,503,799
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    4,689,159  $    7,158,122  $   23,448,572  $   32,750,578  $   35,574,962
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A].....         630,761         769,815       6,600,231       7,402,644       6,248,856
  Reimbursement for excess expenses [Note 4D].....               0               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         630,761         769,815       6,600,231       7,402,644       6,248,856
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       4,058,398       6,388,307      16,848,341      25,347,934      29,326,106
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0      92,436,486     106,224,518      55,843,548
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          19,658         755,380         487,657         627,498
  Net unrealized gain (loss) on investments.......               0      (2,104,541)     41,805,447      (5,082,172)     10,273,250
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0      (2,084,883)    134,997,313     101,630,003      66,744,296
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    4,058,398  $    4,303,424  $  151,845,654  $  126,977,937  $   96,070,402
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A1

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY         NATURAL
                                                         2000            BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $   20,072,530  $   80,876,861  $  422,844,131  $  295,054,376  $  146,011,161
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   20,017,682  $   80,728,287  $  422,066,809  $  294,742,410  $  145,962,740
  Equity of The Prudential Insurance Company of
    America                                                 54,848         148,574         777,322         311,966          48,421
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   20,072,530  $   80,876,861  $  422,844,131  $  295,054,376  $  146,011,161
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                                                         ZERO
                                                                                        COUPON
                                                                      GOVERNMENT         BOND
                                                        GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $   86,164,762  $   73,847,002  $   22,819,931
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   85,828,091  $   72,963,000  $   22,175,214
  Equity of The Prudential Insurance Company of
    America                                                336,671         884,002         644,717
                                                    --------------  --------------  --------------
                                                    $   86,164,762  $   73,847,002  $   22,819,931
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY
                                                         2000            BOND           INDEX           INCOME
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      835,394  $    7,376,933  $    6,724,618  $    9,118,093
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A]              143,233         532,324       2,544,825       1,767,583
  Reimbursement for excess expenses [Note 4D]              (23,005)              0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                               120,228         532,324       2,544,825       1,767,583
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               715,166       6,844,609       4,179,793       7,350,510
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0               0       4,749,836       9,133,917
  Realized gain (loss) on shares redeemed
    [average cost basis]                                    27,409          20,787         263,052         171,030
  Net unrealized gain (loss) on investments               (556,648)        581,780      61,075,735      32,816,172
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                            (529,239)        602,567      66,088,623      42,121,119
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      185,927  $    7,447,176  $   70,268,416  $   49,471,629
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                                                                         ZERO
                                                                                                        COUPON
                                                       NATURAL                        GOVERNMENT         BOND
                                                      RESOURCES         GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      877,698  $    1,778,642  $    4,676,803  $    1,123,279
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A]              909,008         446,499         519,382         147,863
  Reimbursement for excess expenses [Note 4D]              (16,487)              0               0         (27,318)
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                               892,521         446,499         519,382         120,545
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               (14,823)      1,332,143       4,157,421       1,002,734
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                  17,021,108       1,298,584               0         246,221
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   341,761          16,670          22,685             290
  Net unrealized gain (loss) on investments             13,941,557       9,125,406      (3,090,993)     (1,505,763)
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                          31,304,426      10,440,660      (3,068,308)     (1,259,252)
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $   31,289,603  $   11,772,803  $    1,089,113  $     (256,518)
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A2

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   41,246,859  $   28,405,156
                                                    --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   40,599,027  $   28,186,629
  Equity of The Prudential Insurance Company of
    America.......................................         647,832         218,527
                                                    --------------  --------------
                                                    $   41,246,859  $   28,405,156
                                                    --------------  --------------
                                                    --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $       64,455  $      153,825
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A].....         149,932         100,546
  Reimbursement for excess expenses [Note 4D].....               0               0
                                                    --------------  --------------
NET EXPENSES......................................         149,932         100,546
                                                    --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         (85,477)         53,279
                                                    --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0         489,855
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          (7,039)
  Net unrealized gain (loss) on investments.......       3,012,624       2,049,209
                                                    --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................       3,012,624       2,532,025
                                                    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    2,927,147  $    2,585,304
                                                    --------------  --------------
                                                    --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A3

                     (This page intentionally left blank.)

                                       A4

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                            SUBACCOUNTS
                                   ----------------------------------------------------------------------------------------------
                                                       MONEY                                        DIVERSIFIED
                                                       MARKET                                           BOND
                                   ----------------------------------------------  ----------------------------------------------
                                        1996            1995            1994            1996            1995            1994
                                   --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....$    4,058,398  $    4,217,643  $    2,402,301  $    6,388,307  $    5,652,448  $    4,226,871
  Capital gains distributions
    received.......................             0               0               0               0         222,002         158,594
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........             0               0               0          19,658          30,407           4,403
  Net unrealized gain (loss) on
    investments....................             0               0               0      (2,104,541)     10,042,691      (7,162,380)
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........     4,058,398       4,217,643       2,402,301       4,303,424      15,947,548      (2,772,512)
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....       768,830       8,955,240       6,444,757      10,268,006       9,712,345      11,829,119
                                   --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7].........................     1,422,930         161,461        (213,654)       (142,209)        143,151        (532,267)
                                   --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS...........................     6,250,158      13,334,344       8,633,404      14,429,221      25,803,044       8,524,340

NET ASSETS:
  Beginning of year................    91,504,205      78,169,861      69,536,457     101,997,456      76,194,412      67,670,072
                                   --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................$   97,754,363  $   91,504,205  $   78,169,861  $  116,426,677  $  101,997,456  $   76,194,412
                                   --------------  --------------  --------------  --------------  --------------  --------------
                                   --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $   16,848,341  $    9,985,776  $    7,323,925  $   25,347,934
  Capital gains distributions
    received                              92,436,486      27,318,049      19,666,506     106,224,518
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     755,380          11,957          86,672         487,657
  Net unrealized gain (loss) on
    investments                           41,805,447     129,700,617     (18,362,891)     (5,082,172)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              151,845,654     167,016,399       8,714,212     126,977,937
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS          116,044,081     130,026,767     123,951,671      57,031,152
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                (2,717,850)       (595,673)        452,486      (1,594,508)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 265,171,885     296,447,493     133,118,369     182,414,581

NET ASSETS:
  Beginning of year                      796,560,693     500,113,200     366,994,831     955,172,457
                                      --------------  --------------  --------------  --------------
  End of year                         $1,061,732,578  $  796,560,693  $  500,113,200  $1,137,587,038
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $   21,550,235  $   14,060,998  $   29,326,106  $   25,291,477  $   16,966,301
  Capital gains distributions
    received                              39,426,921      18,931,168      55,843,548      26,552,510       6,635,310
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      56,509               0         627,498          97,662          31,649
  Net unrealized gain (loss) on
    investments                          110,261,394     (56,779,739)     10,273,250      55,648,508     (33,092,575)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              171,295,059     (23,787,573)     96,070,402     107,590,157      (9,459,315)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           86,936,282     142,298,237      36,970,919      44,932,925     127,164,401
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                (2,895,506)        (55,717)     (1,143,063)     (3,421,660)     (1,173,893)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 255,335,835     118,454,947     131,898,258     149,101,422     116,531,193
NET ASSETS:
  Beginning of year                      699,836,622     581,381,675     786,605,541     637,504,119     520,972,926
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  955,172,457  $  699,836,622  $  918,503,799  $  786,605,541  $  637,504,119
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A6

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                             SUBACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                                     ZERO COUPON                                         HIGH
                                                         BOND                                           YIELD
                                                         2000                                            BOND
                                    ----------------------------------------------  ----------------------------------------------
                                         1996            1995            1994            1996            1995            1994
                                    --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)..... $      715,166  $      720,396  $    1,032,410  $    6,844,609  $    6,151,112  $    4,958,854
  Capital gains distributions
    received.......................              0         759,176          31,655               0               0              38
  Realized gain (loss) on shares
    redeemed
    [average cost basis]...........         27,409          16,969           1,031          20,787         (58,578)          5,625
  Net unrealized gain (loss) on
    investments....................       (556,648)      1,982,145      (2,416,751)        581,780       3,163,738      (6,827,471)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........        185,927       3,478,686      (1,351,655)      7,447,176       9,256,272      (1,862,954)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS....       (613,550)        846,650         900,334       5,326,899       4,374,480       9,774,435
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7].........................         33,778        (645,588)        409,426          52,425        (119,164)       (576,511)
                                    --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS...........................       (393,845)      3,679,748         (41,895)     12,826,500      13,511,588       7,334,970

NET ASSETS:
  Beginning of year................     20,466,375      16,786,627      16,828,522      68,050,361      54,538,773      47,203,803
                                    --------------  --------------  --------------  --------------  --------------  --------------
  End of year...................... $   20,072,530  $   20,466,375  $   16,786,627  $   80,876,861  $   68,050,361  $   54,538,773
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A7

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          STOCK                           EQUITY
                                                          INDEX                           INCOME
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    4,179,793  $    3,665,394  $    3,181,988  $    7,350,510
  Capital gains distributions
    received                               4,749,836       2,097,393         267,733       9,133,917
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     263,052         293,916          58,302         171,030
  Net unrealized gain (loss) on
    investments                           61,075,735      66,716,563      (2,856,319)     32,816,172
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               70,268,416      72,773,266         651,704      49,471,629
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           55,125,681      33,935,158      26,983,569      23,125,635
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    82,144        (100,558)       (298,727)       (711,051)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 125,476,241     106,607,866      27,336,546      71,886,213

NET ASSETS:
  Beginning of year                      297,367,890     190,760,024     163,423,478     223,168,163
                                      --------------  --------------  --------------  --------------
  End of year                         $  422,844,131  $  297,367,890  $  190,760,024  $  295,054,376
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                         NATURAL
                                                                                        RESOURCES
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    6,301,712  $    4,108,092  $      (14,823) $      515,411  $      203,463
  Capital gains distributions
    received                               9,279,251       7,633,088      17,021,108       4,578,307       1,375,424
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      46,601          34,607         341,761          68,144          22,045
  Net unrealized gain (loss) on
    investments                           18,945,636     (11,478,198)     13,941,557      14,973,181      (5,314,192)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               34,573,200         297,589      31,289,603      20,135,043      (3,713,260)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS           38,554,244      51,018,498      13,900,701       9,214,757      22,317,372
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                  (646,585)       (376,490)       (277,180)       (398,931)        (47,480)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  72,480,859      50,939,597      44,913,124      28,950,869      18,556,632
NET ASSETS:
  Beginning of year                      150,687,304      99,747,707     101,098,037      72,147,168      53,590,536
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  223,168,163  $  150,687,304  $  146,011,161  $  101,098,037  $   72,147,168
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A8

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                             SUBACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                                                                                      GOVERNMENT
                                                       GLOBAL*                                          INCOME
                                    ----------------------------------------------  ----------------------------------------------
                                         1996            1995            1994            1996            1995            1994
                                    --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....  $    1,332,143  $      454,049  $      (11,478) $    4,157,421  $    3,989,499  $    3,587,433
  Capital gains distributions
    received......................       1,298,584         915,804           5,622               0               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........          16,670           4,998               0          22,685          (8,599)        (74,828)
  Net unrealized gain (loss) on
    investments...................       9,125,406       4,212,026      (1,421,127)     (3,090,993)      7,403,233      (7,299,824)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......      11,772,803       5,586,877      (1,426,983)      1,089,113      11,384,133      (3,787,219)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS...      24,827,377      16,098,541      29,174,840      (1,166,024)        481,705       4,183,444
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]........................        (137,878)     (1,921,654)      2,190,839         788,406        (293,673)       (467,937)
                                    --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................      36,462,302      19,763,764      29,938,696         711,495      11,572,165         (71,712)

NET ASSETS:
  Beginning of year...............      49,702,460      29,938,696               0      73,135,507      61,563,342      61,635,054
                                    --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................  $   86,164,762  $   49,702,460  $   29,938,696  $   73,847,002  $   73,135,507  $   61,563,342
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                                        *Commenced
                                                         Business
                                                        on 5/1/94

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                       A9

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                       ZERO COUPON
                                                           BOND                        PRUDENTIAL**
                                                           2005                          JENNISON
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    1,002,734  $      838,006  $      782,620  $      (85,477)
  Capital gains distributions
    received                                 246,221         425,717           3,474               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                         290               0          (2,913)              0
  Net unrealized gain (loss) on
    investments                           (1,505,763)      3,328,939      (2,073,481)      3,012,624
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                 (256,518)      4,592,662      (1,290,300)      2,927,147
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS            1,428,479       2,469,936       3,624,370      30,275,275
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                   484,066           7,956        (146,182)        385,656
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   1,656,027       7,070,554       2,187,888      33,588,078

NET ASSETS:
  Beginning of year                       21,163,904      14,093,350      11,905,462       7,658,781
                                      --------------  --------------  --------------  --------------
  End of year                         $   22,819,931  $   21,163,904  $   14,093,350  $   41,246,859
                                      --------------  --------------  --------------
                                      --------------  --------------  --------------
                                                                                      --------------
                                                                                      --------------
                                                                                       **Commenced
                                                                                         Business
                                                                                        on 5/1/95


                                                                  SMALL
                                                             CAPITALIZATION**
                                                                  STOCK
                                                      ------------------------------

                                           1995            1996            1995
                                      --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      (11,994) $       53,279  $        6,422
  Capital gains distributions
    received                                       0         489,855          47,413
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                           0          (7,039)              0
  Net unrealized gain (loss) on
    investments                              281,405       2,049,209         181,809
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                  269,411       2,585,304         235,644
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS            7,175,027      20,015,548       5,360,329
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                   214,343         (22,002)        230,333
                                      --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   7,658,781      22,578,850       5,826,306
NET ASSETS:
  Beginning of year                                0       5,826,306               0
                                      --------------  --------------  --------------
  End of year                         $    7,658,781  $   28,405,156  $    5,826,306

                                      --------------  --------------  --------------
                                      --------------  --------------  --------------


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A15.

                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Currently Prudential Variable Appreciable Life (PVAL) and Prudential Survivorship Preferred (SVUL) Contracts invest in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

Equity of Prudential Life Insurance Company of America--Prudential maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transaction, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in Prudential's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

                                      A11

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                      PORTFOLIOS
                    -------------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                       MARKET           BOND           EQUITY          MANAGED          BALANCED
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       9,775,436      10,521,659      39,374,630        63,953,829      59,193,160
Net asset value
per share:          $     10.0000  $     11.06543  $     26.96489  $       17.78763  $     15.51706
Cost:               $  97,754,363  $  114,592,428  $  869,667,765  $  1,051,479,910  $  867,829,661


                                                PORTFOLIOS (CONTINUED)
                    -------------------------------------------------------------------------------
                        ZERO
                       COUPON           HIGH
                        BOND           YIELD           STOCK            EQUITY          NATURAL
                        2000            BOND           INDEX            INCOME         RESOURCES
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       1,553,971      10,279,881      17,807,930        15,940,424       7,387,206
Net asset value
per share:          $    12.91693  $      7.86749  $     23.74471  $       18.50982  $     19.76541
Cost:               $  19,568,381  $   81,489,704  $  276,796,836  $    245,473,957  $  114,441,743

                                                PORTFOLIOS (CONTINUED)
                    -------------------------------------------------------------------------------
                                                        ZERO
                                                       COUPON                            SMALL
                                     GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                       GLOBAL          INCOME           2005           JENNISON          STOCK
                    -------------  --------------  --------------  ----------------  --------------
Number of shares:       4,825,875       6,581,090       1,862,198         2,879,726       2,059,558
Net asset value
per share:          $    17.85474  $     11.22109  $     12.25430  $       14.32319  $     13.79187
Cost:               $  74,248,457  $   74,192,758  $   22,039,796  $     37,952,830  $   26,174,138

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

Outstanding Contract owner units, unit values and total Contract owner equity for the year ended December 31, 1996 were as follows:

                                                             SUBACCOUNTS
                    ---------------------------------------------------------------------------------------------
                          MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                         MARKET              BOND              EQUITY             MANAGED           BALANCED
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........     20,056,038.673     22,704,270.329    125,708,228.822    170,578,041.832    191,537,546.348
Unit value
  (PVAL):.........  $         1.48140  $         1.96816  $         3.38380  $         2.56528  $         2.20934
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $      29,711,016  $      44,685,637  $     425,371,505  $     437,580,439  $     423,171,563
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........     43,335,963.712     35,477,635.783    183,134,501.442    266,455,295.837    219,052,666.063
Unit value (PVAL
  $100,000+
  face):..........  $         1.51614  $         2.01468  $         3.46333  $         2.62570  $         2.26154
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      65,703,388  $      71,476,083  $     634,255,213  $     699,631,670  $     495,396,366
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........        398,970.245         66,018.689        621,738.271        236,429.835        192,082.432
Unit value
  (SVUL):.........  $         1.04110  $         1.04019  $         1.19837  $         1.14452  $         1.12735
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........  $         415,368  $          68,672  $         745,072  $         270,599  $         216,544
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      95,829,772  $     116,230,392  $   1,060,371,790  $   1,137,482,708  $     918,784,473
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                      A12

                                                       SUBACCOUNTS (CONTINUED)
                    ---------------------------------------------------------------------------------------------
                          ZERO               HIGH
                       COUPON BOND           YIELD              STOCK             EQUITY             NATURAL
                          2000               BOND               INDEX             INCOME            RESOURCES
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........      3,660,585.720     15,387,903.704     51,026,977.087     32,505,484.983     19,894,002.086
Unit value
  (PVAL):.........  $         2.21829  $         2.05571  $         3.26565  $         3.00354  $         2.94988
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $       8,120,240  $      31,633,068  $     166,636,248  $      97,631,524  $      58,684,918
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........      5,239,201.945     23,074,678.840     76,187,047.686     64,028,857.775     28,893,658.632
Unit value (PVAL
  $100,000+
  face):..........  $         2.27085  $         2.10376  $         3.34316  $         3.07507  $         3.01942
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      11,897,442  $      48,543,586  $     254,705,490  $     196,893,220  $      87,242,091
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........                N/A        505,102.997        581,484.963        176,423.502         27,944.197
Unit value
  (SVUL):.........                N/A  $         1.09212  $         1.24693  $         1.23377  $         1.27865
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........                N/A  $         551,633  $         725,071  $         217,666  $          35,731
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      20,017,682  $      80,728,287  $     422,066,809  $     294,742,410  $     145,962,740
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------


                                                       SUBACCOUNTS (CONTINUED)
                    ---------------------------------------------------------------------------------------------
                                                                ZERO                                  SMALL
                                          GOVERNMENT         COUPON BOND        PRUDENTIAL       CAPITALIZATION
                         GLOBAL             INCOME              2005             JENNISON             STOCK
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (PVAL):..........     14,777,544.603     16,407,557.842      3,427,063.251      6,773,439.848      3,759,138.927
Unit value
  (PVAL):.........  $         1.31795  $         1.77603  $         2.08804  $         1.41447  $         1.41503
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PVAL):.........  $      19,476,065  $      29,140,315  $       7,155,845  $       9,580,827  $       5,319,294
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PVAL $100,000+
  face):..........     49,638,503.339     24,092,277.326      7,027,780.240     21,504,423.254     15,751,841.033
Unit value (PVAL
  $100,000+
  face):..........  $         1.32837  $         1.81715  $         2.13621  $         1.42160  $         1.42227
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (PVAL
  $100,000+
  face):..........  $      65,938,299  $      43,779,282  $      15,012,815  $      30,570,688  $      22,403,371
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (SVUL):.........        349,659.305         42,594.932          6,571.354        363,119.018        372,329.523
Unit value
  (SVUL):.........  $         1.18323  $         1.01897  $         0.99738  $         1.23241  $         1.24611
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (SVUL):.........  $         413,727  $          43,403  $           6,554  $         447,512  $         463,964
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
  OWNER EQUITY:...  $      85,828,091  $      72,963,000  $      22,175,214  $      40,599,027  $      28,186,629
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                      A13

NOTE 5:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.90% may be applied daily against the net assets representing equity of PVAL Contract owners held in each subaccount. For Contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For Contract owners investing in SVUL the annual rate is 0.90%.

    Mortality risk is that Contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Prudential was $14,434,420 for PVAL Contracts, $14,467,520 for PVAL Contracts with face amounts of $100,000 or more and $11,561 for SVUL Contracts.

B.  Deferred Sales Charge

    Subsequent to Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance Contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges was $9,647,647.

C.  Partial Withdrawal Charge

    A charge is imposed by Prudential on partial withdrawals of the cash surrender value. For 1996, the amount of these charges was $3,327,939.

D.  Expense Reimbursement

    PVAL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural
    Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios. For 1996, the amount of these reimbursements totaled $66,808.

    SVUL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of these portfolio of each of the Zero Coupon Bond Portfolios. For 1996, the amount of these reimbursements totaled $1.

E.  Cost of Insurance Charges

    Contract holders contributions are applied to the account net of the following charges: transaction costs, premium taxes, and sales charges, monthly administration charges, and death benefit risk charges prior to the investment in the Account. During 1996, Prudential received a total of
    $31,272,838,   $25,108,207,  $104,984,845,   $60,980,190,  and  $13,514,144,
    respectively, for these charges.

NOTE 6:  TAXES

Prudential is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Prudential. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to (from) the Account.

                                      A14

NOTE 8:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                   PORTFOLIOS
                --------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $   23,234,000  $   10,499,000  $   110,220,000  $    51,960,000  $   36,639,000
Sales.........  $  (21,673,000) $   (1,256,000) $    (3,494,000) $    (3,926,000) $   (7,060,000)


                                             PORTFOLIOS (CONTINUED)
                --------------------------------------------------------------------------------
                     ZERO
                    COUPON           HIGH
                     BOND           YIELD            STOCK           EQUITY          NATURAL
                     2000            BOND            INDEX           INCOME         RESOURCES
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $      144,000  $    6,063,000  $    53,532,000  $    22,154,000  $   14,071,000
Sales.........  $     (844,000) $   (1,216,000) $      (869,000) $    (1,507,000) $   (1,340,000)

                                             PORTFOLIOS (CONTINUED)
                --------------------------------------------------------------------------------
                                                     ZERO
                                                    COUPON                            SMALL
                                  GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                    GLOBAL          INCOME           2005           JENNISON          STOCK
                --------------  --------------  ---------------  ---------------  --------------
For the year
ended December
31, 1996
Purchases.....  $   24,498,000  $    1,525,000  $     1,827,000  $    30,511,000  $   20,824,000
Sales.........  $     (255,000) $   (2,422,000) $       (35,000) $             0  $     (931,000)

NOTE 9:  RELATED PARTY TRANSACTIONS

The Prudential has purchased multiple Variable Appreciable Life insurance contracts insuring the lives of certain employees. The Prudential is the owner and beneficiary of the Contracts. There were no net premium payments for the year ended December 31, 1996. Equity of Contract owners in that subaccount at December 31, 1996 includes approximately $210.2 million owned by the Prudential.

                                      A15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, Zero Coupon Bond 2000 Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Natural Resources Subaccount, Global Subaccount, Government Income Subaccount, Zero Coupon Bond 2005 Subaccount, Prudential Jennison Subaccount and Small Capitalization Stock Subaccount of Prudential Variable Appreciable Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                      A16

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
The Prudential Variable Appreciable
Account and the Board of Directors
of the Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented for each of the two years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting The Prudential Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A17

                               Prudential Company
                                Financial Module




THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997

PRUDENTIAL SURVIVORSHIP PREFERRED(R)

INSURANCE CONTRACTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                Prudential Plaza

                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-5510

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                     REPRESENTATION WITH RESPECT TO CHARGES



The Prudential Insurance Company of America represents that the fees and charges deducted under the Survivorship Preferred Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.



There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.



The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.



The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to the Registration Statement, filed April 25, 1996.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 82 pages.


The undertaking to file reports.


The representation with respect to charges.


The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

      1.    Deloitte & Touche LLP

      2.    Price Waterhouse LLP
      3.    Clifford E. Kirsch, Esq.
      4.    Andy Mirchuk, FSA, MAAA


The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

            A.    (1)   Resolution of Board of Directors of The Prudential
                        Insurance Company of America establishing The Prudential
                        Variable Appreciable Account. (Note 2)
                  (2)   Not Applicable.
                  (3)   Distributing Contracts:
                        (a)   Distribution Agreement between Pruco Securities
                              Corporation and The Prudential Insurance Company of America. (Note 3)
                        (b)   Proposed form of Agreement between Pruco
                              Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note
                              3)
                        (c)   Schedules of Sales Commissions. (Note 4)
                  (4)   Not Applicable.
                  (5)   Survivorship Preferred Variable Appreciable Life
                        Insurance Contract: (Note 3)

                  (6)   (a)   Charter of The Prudential Insurance Company of
                              America, as amended November 14, 1995. (Note 7)
                        (b)   By-laws of The Prudential Insurance Company of
                              America, as amended April 8, 1997. (Note 8)

                  (7)   Not Applicable.
                  (8)   Not Applicable.
                  (9)   Not Applicable.

                  (10)  (a)   Application Form. (Note 6)

                        (b)   Supplement to the Application. (Note 3)

                  (11)  Form of Notice of Withdrawal Right. (Note 3)

                  (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 3)

                  (13)  Available Contract Riders and Endorsements:
                        (a)   Option to Exchange for Separate Contracts. (Note
                              3)
                        (b) Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 3)
                        (c)   Rider for Term Insurance Benefit. (Note 3)

      2.    See Exhibit 1.A.(4).

      3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

      4.    None.

      5.    Not Applicable.

      6. Opinion and Consent of Andy Mirchuk, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


      7.    Powers of Attorney:


      (a)   F. Agnew, F. Becker, M. Berkowitz, J.Cullen
            C. Davis, R. Enrico, A. Gilmour, W. Gray, III, M. Grier
            J. Hanson, C. Horner, B. Malkiel, A. Ryan, C. Sitter
            D. Staheli, R. Thomson, J. Unruh, P. Vagelos
            S. Van Ness, P. Volcker, J. Williams (Note 5)

      (b)   G. Hiner (Note 8)

      27.   Financial Data Schedule. (Note 1)

(Note 1)    Filed herewith.
(Note 2)    Incorporated by reference to Post-Effective Amendment No. 15 to Form
            S-6, Registration No. 33- 20000, filed May 1, 1995.
(Note 3)    Incorporated by reference to Registrant's Form S-6, filed July 17,
            1995.
(Note 4)    Incorporated by reference to Pre-Effective Amendment No. 1 to this
            Registration Statement, filed December 26, 1995.

(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration No. 333-01031, filed August 22, 1996 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of
            The Prudential Variable Contract Real Property Account.
(Note 8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed on or about April 25, 1997 on behalf of The Prudential Individual Variable Contract Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Effective Amendment to the Registration Statement pursuant to Rule 485(b)(1) and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 1997.


(Seal)            THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)


Attest:  /s/ Thomas C. Castano             By:  /s/ Esther H. Milnes
         -----------------------------          --------------------------------
         Thomas C. Castano                      Esther H. Milnes
         Assistant Secretary                    Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 1997.


          SIGNATURE AND TITLE
          -------------------


/s/ *
-------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and
Chief Executive Officer



/s/ *
-------------------------------------
Martin A. Berkowitz
Senior Vice President and Comptroller



/s/ *
-------------------------------------
Mark B. Grier
Principal Financial Officer


/s/ *                                        *By: /s/ Thomas C. Castano
-------------------------------------        -----------------------------------
Franklin E. Agnew                                 Thomas C. Castano
Director                                          (Attorney-in-Fact)


/s/ *
-------------------------------------
Frederic K. Becker
Director




/s/ *
-------------------------------------
James G. Cullen
Director


/s/ *
-------------------------------------
Carolyne K. Davis
Director


/s/ *
-------------------------------------
Roger A. Enrico
Director


/s/*
-------------------------------------
Allan D. Gilmour
Director

/s/ *
-------------------------------------
William H. Gray, III
Director


/s/ *
-------------------------------------
Jon F. Hanson
Director



/s/*
-------------------------------------
Glen H. Hiner, Jr.
Director



/s/ *
-------------------------------------
Constance J. Horner
Director



-------------------------------------
Gaynor N. Kelley
Director



/s/ *                                        *By: /s/ Thomas C. Castano
-------------------------------------        -----------------------------------
Burton G. Malkiel                                 Thomas C. Castano
Director                                          (Attorney-in-Fact)



-------------------------------------
Ida F. S. Schmertz
Director



/s/*
-------------------------------------
Charles R. Sitter
Director


/s/*
-------------------------------------
Donald L. Staheli
Director


/s/ *
-------------------------------------
Richard M. Thomson
Director



/s/ *
-------------------------------------
James A. Unruh
Director



/s/ *
-------------------------------------
P. Roy Vagelos, M.D.
Director


/s/ *
-------------------------------------
Stanley C. Van Ness
Director


/s/ *
-------------------------------------
Paul A. Volcker
Director


/s/ *
-------------------------------------
Joseph H. Williams
Director

                                  EXHIBIT INDEX


      Consent of Deloitte & Touche LLP, independent auditors.         Page II-7

      Consent of Price Waterhouse LLP, independent accountants.       Page II-8

3.    Opinion and Consent of Clifford E. Kirsch, Esq. as to the       Page II-9
      legality of the securities being registered.

6.    Opinion and Consent of Andy Mirchuk, FSA, MAAA, as to           Page II-10
      actuarial matters pertaining to the securities being registered.

27.   Financial Data Schedule.                                        Page II-11